Exhibit 99.1

GlyEco | 2016 Annual Meeting December 2, 2016

Statements and/or figures included in this presentation that are not historical facts (including any statements or projections concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward - looking statements . These statements can be identified by the use of forward - looking terminology including “ forecast, ” “ may, ” “ believe, ” “ will, ” “ expect, ” “ anticipate, ” “ estimate, ” “ continue ” or other similar words . These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “ forward - looking ” information . We and our representatives may from time to time make other oral or written statements that are also forward - looking statements . These forward - looking statements are made based upon management ’ s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company ’ s future prospects and therefore involve a number of risks and uncertainties . GlyEco , Inc . cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements . Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward - looking statements for a number of important reasons . GlyEco , Inc . expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events, or otherwise . Safe Harbor Statement

2 Mission : Be the leader in glycol handling, technology, and distribution . SUSTAINABLE GLYCOL SOLUTIONS COLLECT > MANUFACTURE > DISTRIBUTE 1.1MM GAL AF SOLD 2016 to date Company Highlights ▪ Operations began in 2011 (predecessor companies date back to 1999) ▪ Total Gallons AF Sold Through Nov. 30, 2016: 1.1MM ▪ Eastern US, Southern US, and Midwest Operations . Expanding West ( 45 employees ) ▪ 5,000 + customers Company Overview

2016 Strategic Goals Grow Optimize Innovate Train Systemize Focus

Operational wins Comprehensive Technology Transfer (Q1 - 3’16) Transferred personnel and technology from flagship facility to all facilities, processing unique glycol streams while enhancing QCQA program Personnel Additions (Q2 - 4’16) Enhancement of management, operations, and sales through ten management position changes and six new salespeople Production Volume & Rate Increase (Q3’16) Production volume increased 37% in Q3’16 versus 1 st half of 2016, with hourly rates and production volume doubling at some locations NJ Winddown (Q3 - 4’16) Settlement with landlord and currently in latter stages of winding down Gross Margin (Q3’16 ) 12% increased gross margin for both three - month and nine - month periods ending Sept 30th, 2016 versus the same periods in 2015 37% Increase in production volume 12% Increased Gross Margin

Feedstock and offtake customer wins Increasing Sales Price (Q1 - 4’16) Increased average sales price retail antifreeze of 5% year over year. New average sales price over last two months retail increased 25% over 2015 average sales price. Regional Quick Lube Shop Test (Q4’16) Rolled out integrated antifreeze service to test locations of growing quick lube company New Distributor (Q4’16) Supplied antifreeze to specialty distributor looking for glycol expert to help service light duty and heavy duty customers (Cat ELC) Additional Feedstock ( Q4’16) Received bulk loads of feedstock to further optimize margins 5% Increased Average Sales Price 4 New Major Customers & Suppliers

5

GlyEco Supply Chain

GENERATORS → COLLECTORS → AGGREGATORS → PROCESSORS → WHOLESALE & END USERS

GENERATORS


jiffy lube

- Local, regional, and national auto dealerships, lube shops, etc.

COLLECTORS



- Collection at the time of retail purchase
- 3rd party oil recyclers

AGGREGATORS



- Used glycol waste streams from local collectors, regional, and national partners

PROCESSORS



- Proprietary platform transforms feedstock into ASTM quality products
- Vacuum distillation only – Strict QC&A

WHOLESALE & END USERS

jiffy lube · Valvoline · at&t

- Recycled and virgin products delivered to end customers within 200 mile radius of our distribution hubs
- Delivered via rail for large (bulk) commercial clients

VERTICAL INTEGRATION ENABLES GLYECO TO CONTROL MORE OF THE VALUE CHAIN & MAXIMIZE SERVICE

GLYECO
SUSTAINABLE GLYCOL SOLUTIONS

GlyEco Value Proposition

- **Footprint**
  - Largest independent integrated recycled glycol solution in USA
  - Footprint covers 30 major metropolitan areas in the USA
  - Deliver to over 5,000 customers & 8 distributors
  - 100 million population reach through local and regional distribution
  - National, regional, and local customer base
- **Technology**
  - New generation antifreeze products
  - Unique process technology
  - 200+ hours of continuing education completed every year
- **Service** - Customer friendly packaging, free waste pick up, product education classes, lab support, and automatic routing
- **Environment & Safety** – Proper waste handling meeting local and federal regulations
- **Quality** – Products meeting all ASTM and OEM specifications
- **Savings** – Reduced disposal costs and antifreeze products at reasonable prices


Quality
Service
Technology
Footprint

REPORT | DATA | ANALYTICS

GLYECO
SUSTAINABLE GLYCOL SOLUTIONS

Current Regions and Expansion Plans New Direct Deliver Locations NC – Q3 2015 GA – Q1 2016 TN – Est. 2017 LA – Est. 2017 South Carolina Reach 31.5M South Dakota Reach 3.4M Texas Est. 2018 Minnesota Reach 10.5M Manu f a ct uring & Distribution Facility Expansion Distributor 7 REGIONAL ECOSYSTEMS, COLLE CTING WASTE GLYCOL AND DELIVERING PRODUCT ACROSS T HE COUN T RY F ROM DISTRIBUTION HUBS Indiana Reach 10.9MM Florida Reach 19.9M Maryland Reach 11.2M Regional Distributor Reach 14.5M

2017 Strategic Plan Innovation Sales Infrastructure Distribution Distillation Consistent regional ecosystems Regional and national accounts Heavy duty market Pressure on feedstock market Innovation Studio GlyEco University Human capital Metrics

Contact Information Thank you. Any Ques t ions ? 12 Solutions, Not Just Products CONFIDENTIAL Grant Sahag President & CEO Email: gsahag@glyeco.com Tel: (866) 960 - 1539